MIDAS FUND
MIDAS MAGIC
MIDAS PERPETUAL PORTFOLIO

11 Hanover Square
New York, NY 10005
1-800-400-MIDAS (6432)

Supplement to the Prospectus Dated October 15, 2012

January 24, 2013

This supplement and the Prospectus dated October 15, 2012 provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-400-MIDAS (6432).

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The FINANCIAL HIGHLIGHTS table for Midas Perpetual Portfolio on page 25 of the Prospectus has been replaced in its entirety with the following:

MIDAS PERPETUAL PORTFOLIO
	Six Months Ended June 30,		For the Year Ended December 31,
	2012		2011	2010	2009(1)	2008(1)	2007(1)

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.22		$1.30	$1.15	$1.00	$1.000	$1.000
Income (loss) from investment operations:
Net investment income (loss) (2)	-		(0.01)	(0.01)	(0.01)	0.012	0.039
Net realized and unrealized gain on investments	$0.02		$0.02	$0.16	$0.18	-	-
Total from investment operations	$0.02		0.01	0.15	0.17	-	-
Less distributions:
Net investment income	-		(0.01)	-	-	(0.012)	(0.039)
Realized gains	-		(0.08)	-	(0.02)	-	-
Total distributions	-		(0.09)	-	(0.02)	(0.012)	(0.039)
Net asset value, end of period	$1.24		$1.22	$1.30	$1.15	$1.000	$1.000

Total Return (3)	1.64%		0.96%	13.04%	17.03%	1.22%	4.00%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$15,853		$15,459	$10,620	$8,311	$7,191	$14,516
Ratio of total expenses to average net assets (4)	2.04	%*	1.85%	2.51%	2.98%	1.77%	1.91%
Ratio of net expenses to average net assets (3) (5)	1.54	%*	1.35%	1.93%	2.23%	1.21%	1.16%
Ratio of net expenses excluding loan interest and fees to average net assets	1.54	%*	1.35%	1.90%	2.22%	-	-
Ratio of net investment income (loss) to average net assets (3)	(0.48	)%*	(0.45)%	(1.03)%	(1.29)%	1.22%	3.92%
Portfolio turnover rate	0%		44%	4%	24%	0%	0%

(1)  These financial highlights reflect the Fund’s operation as a money market fund up to December 28, 2008. On December 29, 2008, the Fund changed its name to Midas Perpetual Portfolio, Inc. from Midas Dollar Reserves, Inc., ceased operating as a money market fund, and began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies.

(2)  Average shares outstanding during the period are used to calculate per share data.

(3)  Fees contractually waived by the Investment Manager reduced the ratio of expenses to average net assets by 0.50% in each of the periods for the six months ended June 30, 2012 and the year ended December 31, 2011, and by the Investment Manager and Distributor by 0.58%, and 0.75% for the years ended December 31, 2010 and 2009, respectively. Fees voluntarily waived by the Investment Manager and Distributor reduced the ratio of net expenses to average net assets by 0.24% and 0.75% for the years ended December 31, 2008 and 2007, respectively. In addition, the Investment Manager voluntarily reimbursed the Fund for certain operating expenses which further reduced the ratio of net expenses to average net assets by 0.32%, for the year ended December 31, 2008. The impact of the fee waivers and reimbursements is reflected in both the total return and the ratio of net investment income (loss) to average net assets.

(4)  “Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers.

(5) “Net expenses” are the expenses of the Fund as presented in the Statement of Operations after fee waivers.

*Annualized.